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                              [SYNOVIS LETTERHEAD]


                                             October 15, 2002


F&G, Inc.
Attn: Martin Gross
C/O Sentry Real Estate, Inc.
474 Apollo Drive, Suite 10
Lino Lakes, MN 55014


RE: Renewal of Lease

Dear Mr. Gross:

     Synovis Interventional Solutions, formerly Jer-Neen Manufacturing Co., Inc. hereby notifies F&G, Inc. that it is hereby exercising its OPTION TO RENEW that certain OFFICE/WAREHOUSE AND MANUFACTURING/ASSEMBLY LEASE, dated September 30, 1998, for the five (5) year period provided for therein, in accordance with
Section 44 of the lease.

                                        Sincerely,

                                        Synovis Interventional Solutions


                                        BY: /s/ Chris Smith
                                            ------------------------------------
                                        ITS: Controller